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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported): April 24, 2000


                              Neoprobe Corporation
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                         0-26520                   31-1080091
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


425 Metro Place North, Suite 300, Dublin, Ohio                         43017
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code (614) 793-7500
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         In the Registrant's Proxy Statement dated April 6, 1999 regarding the Registrant's 1999 Annual Meeting of Stockholders, stockholders were notified that a stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Registrant's 2000 Annual Meeting of Stockholders had to be received by the Registrant before December 8, 1999. The December 8, 1999 deadline was calculated in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 ("Rule 14a-8") and the Registrant's By-Laws which set the deadline at 120 days prior to the anniversary of the previous annual meeting date.

         The Registrant's 2000 Annual Meeting of Stockholders will be held on June 22, 2000. Since this date is more than thirty days after the anniversary of the Registrant's 1999 Annual Meeting of Stockholders, Rule 14a-8 and the Registrant's By-Laws require that the date by which stockholder proposals must be received by the Registrant for inclusion in the proxy statement and form of proxy for the Registrant's 2000 Annual Meeting of Stockholders be changed to a date which is a reasonable time before the Registrant begins to print and mail proxy materials.

         In light of the foregoing, a stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Registrant's 2000 Annual Meeting of Stockholders must be received by the Registrant before May 12, 2000 at the Registrant's executive offices ("Executive Offices") located at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367, Attention: Brent Larson.

         Also, a stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III,
Section 2 of the Registrant's By-Laws. A copy of these procedures is available upon request from the Registrant at the Registrant's Executive Offices,
Attention: Brent Larson. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2000 Annual Meeting of Stockholders, notice of the nomination must be delivered to the Registrant's Executive Offices, Attention: Brent Larson, before May 12, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NEOPROBE CORPORATION



Date:    April 25, 2000                        By:/s/ David C. Bupp
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                                                  David C. Bupp, Chief Executive
                                                  Officer and President